Exhibit 10.14

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 29, 2004 (the “First Amendment”), is by and among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Highwoods Realty”), HIGHWOODS PROPERTIES, INC., a Maryland corporation (“Highwoods Properties”), HIGHWOODS FINANCE, LLC, a Delaware limited liability company (“Highwoods Finance”), HIGHWOODS SERVICES, INC., a North Carolina corporation (“Highwoods Services”), and HIGHWOODS/TENNESSEE HOLDINGS, L.P., a Tennessee limited partnership (“Highwoods Tennessee”) (Highwoods Realty, Highwoods Properties, Highwoods Finance, Highwoods Services, and Highwoods Tennessee are hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the subsidiaries of the Borrowers identified on the signature pages to the Credit Agreement referenced below or joined as parties thereto pursuant to Section 7.12 thereof (such Subsidiaries are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger (in such capacity, the “Sole Lead Arranger”) and Sole Book Manager (in such capacity, the “Sole Book Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”) and BRANCH BANKING & TRUST COMPANY and FLEET NATIONAL BANK OF AMERICA, as Co-Documentation Agents (in such capacity, the “Documentation Agent”), and is an amendment to that certain Amended and Restated Credit Agreement dated as of July 17, 2003 by and among the Borrowers, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent (as the same may have been further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

W I T N E S S E T H

WHEREAS, each of the Borrowers and the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) The definition of “Adjusted NOI” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Adjusted NOI” means, with respect to any applicable time period for any Property, an amount, not less than zero (0), equal to: (a) Net Operating Income for such period with respect to such Property less (b) the sum of (i) the Capital Expenditure Reserve amount for such Property during such period, plus (ii) a management fee in the amount of three percent (3%) of total revenues derived from the Property during such period; provided, that such amount shall be exclusive of any adjustment for such period attributable to the Straight-Lining of Rents; provided, further, that, in each case, (i) all amounts included in the above calculations (and not otherwise adjusted for interests in Minority Interest Entities) shall be adjusted to account for any amounts attributable to any interests held by any Consolidated Party in any Minority Interest Entity and (ii) all amounts included in the above calculations (and not otherwise adjusted to account for Outside Interests) shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to Outside Interests.”

(b) The definition of “Capitalization Rate” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Capitalization Rate” means eight and one half of one percent (8.50%), except with respect to calculations involving the Adjusted NOI related to the CC Plaza Project, in which case the “Capitalization Rate” shall be eight percent (8%); provided, however, that the Capitalization Rate

(both generally and for the CC Plaza Project) shall be reviewed annually and shall be subject to an annual adjustment of not more than one quarter of one percent (0.25%) by the Supermajority Lenders in their sole discretion based upon market conditions for comparable property types. No adjustment pursuant to the previous sentence shall occur until on or after July 1, 2005 and, following any such adjustment, no further adjustment to the Capitalization Rate shall occur until the passage of one (1) calendar year following such adjustment.”

(c) The following definition of “CC Plaza Project” is hereby inserted into Section 1.1 of the Credit Agreement in the proper alphabetical order:

““CC Plaza Project” means that certain development known as Country Club Plaza located at 310 Ward Parkway, Kansas City Missouri 64112 and owned by Highwoods Realty.”

(d) The definition of “Facility Fee Modifier” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Facility Fee Modifier” means, for any date of calculation, a per annum percentage equal to the sum of (a) to the extent the TL/TA Ratio, as most-recently properly calculated pursuant to any officer’s certificate delivered pursuant to Section 7.1(c) hereof, exceeds the FFM Threshold, three tenths of one percent (0.30%), plus (b) to the extent the Interest Coverage Ratio, as most-recently properly calculated pursuant to any officer’s certificate delivered pursuant to Section 7.1(c) hereof, is less than 2.15 to 1.00, one quarter of one percent (0.25%), plus (c) to the extent the Fixed Charge Coverage Ratio, as most-recently properly calculated pursuant to any officer’s certificate delivered pursuant to Section 7.1(c) hereof, is less than 1.60 to 1.00, one quarter of one percent (0.25%); provided, however, that to the extent each of clauses (b) and (c) of this definition would otherwise each require a one quarter of one percent (0.25%) increase in the Facility Fee Modifier (for a total of one half of one percent (0.50%)), the total increase in the Facility Fee Modifier as a result of the application of clauses (b) and (c) shall be three tenths of one percent (0.30%).”

(e) The following definition of “FFM Threshold” is hereby inserted into Section 1.1 of the Credit Agreement in the proper alphabetical order:

““FFM Threshold” means 52.5%; provided, that the FFM Threshold shall be increased or decreased concurrently with any increase or decrease in the Capitalization Rate which is agreed to by the Lenders pursuant to the terms of the definition thereof, such increase or decrease to be in an amount equal to five (5) multiplied by the number of basis points (whether positive or negative) by which the Capitalization Rate is changed. For purposes of clarification and example: (a) if the Capitalization Rate is increased from 8.50% to 8.60%, the FFM Threshold will move from 52.5% to 53.0%; and (b) if the Capitalization Rate is decreased from 8.50% to 8.40%, the FFM Threshold will move from 52.5% to 52.0%.”

(d) The definition of “Net Income” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Net Income” means, for any period, the sum of (a) net income (excluding extraordinary gains and losses and related tax effects thereto) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (b) without duplication, an amount equal to that portion attributable to Highwoods Realty of the line item “minority interests” relating to operating partnership units for such period, as shown on the consolidated income statements of the Consolidated Parties, plus (c) without duplication, an amount equal to the aggregate of net income (excluding extraordinary gains and losses and related tax effects thereof) after taxes for such period, as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, however, that notwithstanding anything contained herein to the contrary, (i) (A) the aggregate amount of gains resulting from Asset Dispositions of the consolidated Parties and included in the calculation of “Net Income” shall not exceed $5,000,000 for any fiscal quarter (or any portion thereof) included in the applicable calculation period (on a gross basis, without netting for losses associated with other Asset Dispositions during such fiscal quarter or any other time during the applicable calculation period); and (B) the aggregate amount of losses resulting from Asset Dispositions of the consolidated Parties and included in the calculation of “Net Income” shall not exceed $5,000,000 for any fiscal quarter (or any portion thereof) included in the applicable calculation period (on a gross basis, without netting for gains associated with other Asset Dispositions during such fiscal quarter or any other time during the applicable calculation period) and (ii) gains and losses resulting from an Asset Disposition involving the Highwoods Preserve Properties shall be calculated solely for purposes of determining the amount thereof to be included within “Net Income” under this Credit Agreement (such amount to be subject to the limitations set forth in the preceding clause (i) in all events) using the appraised value (as reflected in the most recent appraisal delivered to and accepted by the Administrative Agent) as the basis thereof for so long as the value of such Properties is determined in accordance with clause (h)(i) of the definition of Total Assets.”

(f) The following definition of “Restricted Period” is hereby inserted into Section 1.1 of the Credit Agreement in the proper alphabetical order:

““Restricted Period” means any period of time during which the Borrowers have, as a direct result of an adjustment of the Capitalization Rate by the Lenders in accordance with the terms of the definition of such term (and for no other reason), failed to meet any of the financial covenants set forth herein, subject to the following: (a) each such period shall commence as of the first day on which any such adjustment occurs and no Restricted Period shall exist with respect to a given adjustment in the Capitalization Rate to the extent such adjustment does not, as of the first day on which such adjustment occurs, cause the Borrowers to fail to meet any of the financial covenants set forth herein; and (b) a Restricted Period in effect with respect to any given adjustment in the Capitalization Rate shall end on the earlier of (i) the date occurring one hundred twenty (120) days following the date of the applicable adjustment and (ii) the date on which the Borrower is again in compliance with all financial covenants which were previously violated as a result of such adjustment.”

(g) Section 5.2(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“No Default, Event of Default or (except in the case of the extension of a Loan that is already outstanding) Restricted Period shall exist and be continuing either prior to or after giving effect thereto;’

(e) Section 7.11(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(e) Fixed Charge Coverage Ratio. At all times, the Fixed Charge Coverage Ratio shall be greater than 1.50 to 1.00.”

(h) Section 9.1(c)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4(a), 7.9, 7.11, 7.12 or 8.1 through 8.17, inclusive; provided, however, that if the Credit Parties default in performance or observance of any financial covenant set forth in Section 7.11 hereof solely as a result of an adjustment of the Capitalization Rate by the Lenders in accordance with the terms of the definition of such term (and for no other reason), such resultant violation of such financial covenants shall not constitute an Event of Default hereunder to the extent the Borrower cures such violations within a period of one hundred twenty (120) days following such adjustment; or”

2. Conditions Precedent. The effectiveness of this First Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this First Amendment duly executed by each of: the Borrowers, Guarantors and Supermajority Lenders;

(b) payment by Borrowers of (i) any fees required by the Administrative Agent or Sole Lead Arranger in connection with this First Amendment, (ii) a fee to each Lender executing and delivering its signature page to this First Amendment to the Administrative Agent on or before April 8, 2004, such fee for a particular Lender to be in an amount equal to 0.05% times the maximum amount of such Lender’s Revolving Commitment, (iii) all other outstanding fees and expenses of the Administrative Agent and the Administrative Agent’s counsel incurred in connection with the preparation of this First Amendment, (iv) all other fees and expenses relating to the preparation, execution and delivery of this First Amendment or otherwise related to the Credit Agreement or the Credit Documents which are due and payable as of the date hereof, including, without limitation, payment to the Administrative Agent of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrowers and the Administrative Agent and (v) all other fees and expenses due and then-owing from the Borrowers to the Administrative Agent and Lenders pursuant to the terms hereof, the terms of the Credit Agreement and the terms of the other Credit Documents; and

(c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3. Representations. Each of the Borrowers and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrowers and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this First Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms. This First Amendment has been duly executed and delivered by a duly authorized officers of each of the Borrowers and each Guarantor, respectively, and each of this First Amendment and the Credit Agreement, as amended by this First Amendment, is a legal, valid and binding obligation of each of the Borrowers and each Guarantor (each as applicable), enforceable against each of the Borrowers and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Borrowers and each of the Guarantors of this First Amendment and the performance by each of the Borrowers and/or the Guarantors of this First Amendment and the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval (other than those already obtained) by any Governmental Authority or violate any law (including any Environmental Law) which is applicable to a Borrower, any Guarantors, any Consolidated Party, the Credit Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower, any of the Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which any Borrower, any of the Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower, any Guarantor or any other Consolidated Party other than in favor of the Administrative Agent for the benefit of the Lenders; and

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this First Amendment.

4. Reaffirmation of Representations. Each of the Borrowers and each of the Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (other than any representation or warranty expressly relating to an earlier date) with the same force and effect as if such representations and warranties were set forth in this First Amendment in full.

5. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this First Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

6. Severability. If any provision of any of this First Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment and this First Amendment shall be deemed a Credit Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

8. Expenses. The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith.

9. Benefits. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10. Default. The failure of any of the Borrowers or any of the Guarantors to perform any of their respective obligations under this First Amendment or the material falsity of any representation or warranty made herein shall, at the option of the Administrative Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

11. No Novation. The parties hereto intend this First Amendment to evidence the amendments to the terms of the existing indebtedness of the Borrowers and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

12. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

13. No Implied Agreements. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

14. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this First Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

15. Binding Effect. This First Amendment shall become effective as of the date hereof at such time when all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Lenders and it shall have been executed by the Borrowers, the Guarantors and the Administrative Agent, and the Administrative Agent

shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of the Supermajority Lenders, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

16. Release. Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Agreement or any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Administrative Agent’s willingness to grant the amendment referenced herein, hereby releases the Administrative Agent, the Lenders, the Sole Lead Arranger, the Sole Book Manager, the Syndication Agent and the Documentation Agent and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

17. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive provisions set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to this First Amendment as though set forth herein.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date written above.

BORROWERS:	HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc.
HIGHWOODS PROPERTIES, INC.
HIGHWOODS SERVICES, INC.
HIGHWOODS FINANCE, LLC
By: Highwoods Properties, Inc.
HIGHWOODS/TENNESSEE HOLDINGS, L.P.
By: Highwoods/Tennessee Properties, Inc.

By:
	Name:	Edward J. Fritsch
	Title:	President

(Signatures continued on next page)

GUARANTORS:	HIGHWOODS/FLORIDA GP CORP.
HIGHWOODS/TENNESSEE PROPERTIES, INC.
HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: Highwoods/Florida GP Corp.
PINELLAS NORTHSIDE PARTNERS, LTD.
By: Highwoods/Florida Holdings, L.P.
By: Highwoods/Florida GP Corp.
RED RUN ASSOCIATES LLC
By: Highwoods Realty Limited Partnership
By: Highwoods Properties, Inc.
WINSTON-SALEM INDUSTRIAL, LLC
By: Highwoods Realty Limited Partnership
By: Highwoods Properties, Inc.
TAMPA TECH PRESERVE, LLC By: 581 Highwoods, L.P By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.
MARLEY CONTINENTAL HOMES OF KANSAS, L.L.C. By: Highwoods Properties, Inc.
SOUTH PARK LAND, LLC By: Challenger, Inc.
MG-HIW, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SOUTHWIND LAND HOLDINGS, LLC By: AP Southeast Portfolio Partners, L.P. By: Highwoods Realty GP Corp.
AP SOUTHEAST PORTFOLIO PARTNERS, L.P. By: Highwoods Realty GP Corp.
HIGHWOODS REALTY GP CORP.
HIGHWOODS KC GLENRIDGE, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
PINELLAS BAY VISTA PARTNERS, LTD. By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.

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DOWNTOWN CLEARWATER TOWER, LTD. By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.
SISBROS, LTD. By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.
SHOCKOE PLAZA INVESTORS, L.C. By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
RC ONE LLC By: Highwoods Services, Inc.
HPI TITLE AGENCY, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
ALAMEDA TOWERS DEVELOPMENT COMPANY
CHALLENGER, INC.
GUARDIAN MANAGEMENT, INC.
HIGHWOODS/CYPRESS COMMONS LLC By: AP Southeast Portfolio Partners, L.P. By: Highwoods Realty GP Corp.
HIGHWOODS/INTERLACHEN HOLDINGS, L.P. By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.
4600 COX ROAD LLC By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.
PLAZA GIFT CARD, LLC By: Highwoods Services, Inc.
HIGHWOODS CONSTRUCTION SERVICES, LLC By: Highwoods Services, Inc.

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HIGHWOODS DLF, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
HIGHWOODS DLF II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
PAPEC RICHMOND II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
PAPEC WESTON I, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
PAPEC WESTON II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
PAPEC WESTON III, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
HARBORVIEW PLAZA, LLC By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.
SPI BROOKFIELD I, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SPI BROOKFIELD II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SPI BUSINESS HOLDINGS, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SPI CENTURY PLAZA III, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SPI JEFFERSON VILLAGE, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SPI TRADEPORT OFFICE III, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.

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SPI RALEIGH CORPORATE CENTER, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
HIGHWOODS COLONNADE, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
SPI TRADEPORT PLACE V, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
HIWTP, LLC By: Highwoods Services, Inc.
MG-HIW PEACHTREE CORNERS III, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
GROVE PARK SQUARE, LLC By: HIGHWOODS SERVICES, INC.
HIGHWOODS WELLNESS CENTER, LLC By: HIGHWOODS SERVICES, INC.
HIGHWOODS 3322, LLC By HIGHWOODS/FLORIDA HOLDINGS, L.P. By: HIGHWOODS/FLORIDA GP CORP.
NICHOLS PLAZA WEST, INC.
OZARK MOUNTAIN VILLAGE, INC.
4551 COX ROAD LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.
MG-HIW METROWEST I, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
MG-HIW METROWEST II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
5525 GRAY STREET, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
HIGHWOODS SITUS II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
BAY CENTER I, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
BAY CENTER II, LLC By: Highwoods Realty Limited Partnership By: Highwoods Properties, Inc.
581 HIGHWOODS, L.P. By: Highwoods/Florida Holdings, L.P. By: Highwoods/Florida GP Corp.

By:
Name:	Edward J. Fritsch
Title:	President

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LENDERS/AGENTS:	BANK OF AMERICA, N.A.,
individually in its capacity as a Lender and in its capacity as Administrative Agent

By:
	Name:	Will T. Bowers
	Title:	Principal

BANC OF AMERICA SECURITIES LLC,
individually in its capacity as Sole Lead Arranger and Sole Book Manager

By:
	Name:	Wesley G. Carter
	Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION individually in its capacity as a Lender and in its capacity as Syndication Agent

By:
Name:
Title:

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BRANCH BANKING AND TRUST COMPANY individually in its capacity as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

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FLEET NATIONAL BANK individually in its capacity as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION individually in its capacity as a Lender

By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION individually in its capacity as a Lender

By:
Name:
Title:

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AMSOUTH BANK individually in its capacity as a Lender

By:
Name:
Title:

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SOUTHTRUST BANK individually in its capacity as a Lender

By:
Name:
Title:

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RBC CENTURA BANK individually in its capacity as a Lender

By:
Name:
Title:

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UNION PLANTERS BANK individually in its capacity as a Lender

By:
Name:
Title:

[end of signature pages]